________________________________________________________________________________



                               Astoria Financial

                                  Merger With

                              Long Island Bancorp


                              A Strategic Alliance
                         Creating Long Island's Premier
                                 Community Bank



                            [GRAPHIC OF LONG ISLAND]




April 3, 1998
________________________________________________________________________________

Astoria Financial                                                    Long Island
Corporation                                                            Bancorp

Forward-Looking Information
________________________________________________________________________________


This presentation contains estimates of future operating results for 1998, 1999 and 2000 for both Astoria and LISB on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting each Company's operations, pricing, products and services.


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Astoria Financial                     - 2 -                          Long Island
Corporation                                                            Bancorp

Transaction Highlights
________________________________________________________________________________


Enhances Astoria's franchise value

  o Creates the #2 ranked deposit market share in Long Island (Nassau, Suffolk, Queens and Brooklyn) after Chase Manhattan Bank
  o Population of this market (6.9 million) exceeds the population of 39 individual U.S. States

Accretive to earnings per share

Pro forma market capitalization of approximately $3.25 billion(a) before recognition of goodwill litigation value

Pro forma company to have one of the largest goodwill litigation claims

  o Amount of goodwill written off by the combined companies in excess of $625 million
  o Represents value implied by market trading instruments of approximately $570 to $740 million


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Astoria Financial                     - 3 -                          Long Island
Corporation                                                            Bancorp

Transaction Terms
________________________________________________________________________________



 Fixed Exchange Ratio                   1.15 shares of Astoria for each Long
                                        Island Bancorp share
 Indicated Deal Value(a)                $1.8 billion
 Price Per LISB Share(b)                $71.04
 Accounting/Tax Treatment               Pooling of interests/Tax-free exchange
 Proceeds of Goodwill Lawsuits          To be shared by pro forma company
 Reciprocal Stock Purchase Options      19.9% of each company's shares
                                        outstanding
 Termination Fee                        $60 million




(a)  Based on diluted shares (including ESOP shares)
(b) Based on Astoria's average closing stock price of $61.78 for the five trading days ended 4/2/98


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Astoria Financial                  - 4 -                             Long Island
Corporation                                                            Bancorp

Experienced Management Team
________________________________________________________________________________




George L. Engelke, Jr.                  Chairman, President and CEO
John J. Conefry, Jr.                    Vice Chairman
Gerard C. Keegan                        Vice Chairman
Monte N. Redman                         Chief Financial Officer


Board Composition:                      Five LISB Directors to
                                        join Ten Astoria Directors


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Astoria Financial                  - 5 -                             Long Island
Corporation                                                            Bancorp

Transaction Pricing(a)
________________________________________________________________________________


                                                     LISB
                                                  Transaction
                                                     with
                                    LISB         Deployment of      Recent Thrift       Astoria
                               Transaction(b)   Excess Capital(c)   Transactions(d)    Multiples
                               _____________    ________________    ______________     _________
Price/Book Value                   3.06x               --                3.16x            1.91x
Price/Tangible Book Value          3.09                --                3.53             2.74

Price/Calendarized Earnings
  1998 Earnings(E)(e)              30.5               23.1               21.2             18.2

  1999 Earnings(E)(e)              27.6               21.4               18.9             16.5
  1999 Earnings with Synergies(f)  18.2               15.3               14.6              --

Core Deposit Premium               31%                 --                30%               --



(a)  Excludes value of supervisory goodwill litigation
(b) Based on Astoria's average closing stock price of $61.78 for the five trading days ended 4/2/98
(c)  Represents 8.0% post-tax return on tangible equity in excess of 5.5%
(d)  Median for all pooling thrift deals greater than $500 million since 6/30/97
(e)  Based on First Call quarterly estimates as of 4/2/98 and growth rate of
     10.3%
(f) Assuming fully phased-in cost savings of 50% of LISB's projected 1998 expenses; recent thrift transactions multiple represents deal price to estimated earnings for calendar year following announcement of deal


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Astoria Financial                       - 6 -                        Long Island
Corporation                                                            Bancorp

Transaction Status
________________________________________________________________________________



o    Definitive agreement signed

o    Due diligence completed

o    Subject to normal regulatory and
     shareholder approvals

o    Targeted to close end of third quarter 1998



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Astoria Financial                     - 7 -                          Long Island
Corporation                                                            Bancorp

Transaction Rationale
________________________________________________________________________________



o    Strategically compelling market share gains
      o #2 ranked player in large, diverse market
      o Nassau/Suffolk is the third-ranked MSA in terms of median household income in the entire U.S.

o    Accretive to EPS
      o Identified cost savings in excess of $50 million annually

o    Significant additional value elements
      o Supervisory goodwill litigation
      o Revenue enhancements potential

o    Low risk in-market transaction
      o Creates a highly efficient premier community bank


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Astoria Financial                       - 8 -                        Long Island
Corporation                                                            Bancorp

A Powerful Combination
________________________________________________________________________________

Long Island's Premier Community Bank

At December 31, 1997
($ in millions)


                                   Astoria        LISB           Combined(a)
                                   _______        ____           __________

Total Assets                         $10,528        $6,073         $16,601

Deposits                              $6,221        $3,742          $9,963
Core Deposit %(b)                      43.5%         43.3%(c)        43.4%
# of Banking Offices                      61            35              96
Average Deposits per Banking Office     $102          $107            $104

Loans, Net                            $4,305        $3,487          $7,792
Loan Originations, Fiscal Year 1997    1,280         2,204           3,484
Loans Serviced for Others                142       4,500(c)          4,642

Supervisory Goodwill Amount(d)          $135          $500            $635

(a)  Before acquisition effects
(b)  Core deposits include passbook, savings, checking and money market accounts
(c)  As of 9/30/97
(d) Approximately, based on amount at time of FIRREA as per original amortization schedule


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Astoria Financial                       - 9 -                        Long Island
Corporation                                                            Bancorp

Creating a Long Island Powerhouse
________________________________________________________________________________

Banking Offices and Deposit Share Ranking on
Long Island

                    [Triangle Graphic]  Astoria Banking Offices
                    [Star Graphic]  LISB Banking Offices

        [MAP OF BROOKLYN, QUEENS, NASSAU, AND SUFFOLK COUNTIES DEPICTING THE LOCATION OF ASTORIA BANKING OFFICES AND LISB BANKING OFFICES]

                                  Queens (#2)
                                 Brooklyn (#7)
                                  Nassau (#2)
                                Suffolk (#3)(a)
                              Overall Ranking: #2



(a) #4 before adjustment to exclude $3.5 billion in non-branch deposits at Fleet's Melville branch


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Astoria Financial                       - 10 -                       Long Island
Corporation                                                            Bancorp

Strong Position in Core Market
________________________________________________________________________________

Nassau, Suffolk, Queens and Brooklyn

o The combined population of these four counties exceeds the population of 39 individual U.S. states


                                   Deposits       Market
     Institution                   (millions)     Share          Branches

1.   Chase Manhattan                 $16,697      15.4%             186

     Astoria - Pro Forma               9,466       8.7               88

2.   GreenPoint Financial Corp.        8,824       8.1               61
3.   Fleet Financial Group             8,222       7.6              122
4.   Dime Bancorp                      8,068       7.4               51
5.   Citicorp                          7,726       7.1               68
6.   Republic New York Corporation     6,080       5.6               49
7.   Astoria                           5,727       5.3               53
8.   North Fork Bancorp                5,159       4.8               94
9.   ABN AMRO North America            4,856       4.5               71
10.  LISB                              3,739       3.4               35
     Total - Core Market            $108,647                      1,358

Source: Company data, SNL Securities. Data as of 6/30/97 adjusted for pending acquisitions


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Astoria Financial                       - 11 -                       Long Island
Corporation                                                            Bancorp

Well Positioned in Key Markets
________________________________________________________________________________

($ in millions)

                      Nassau                                       Queens

   Institution           Total    Share   Branches       Institution            Total     Share    Branches
1. Chase Manhattan       $4,248   13.2%      44       1. Chase Manhattan        $4,330    15.2%       53
   Astoria - Pro Forma    3,068    9.6       31          Astoria - Pro Forma     3,021    10.6        20
2. ABN AMRO               2,917    9.1       38       2. Citicorp                2,961    10.4        23
3. GreenPoint Financial   2,791    8.7       21       3. GreenPoint Financial    2,310     8.1        15
4. Fleet Financial        2,582    8.1       58       4. Astoria                 2,031     7.2        14
5. Dime Bancorp           2,286    7.1       15       5. North Fork              1,564     5.5        19
   Total                $32,091             420          Total                 $28,416               321


                      Suffolk                                      Brooklyn

   Institution           Total    Share   Branches       Institution            Total     Share    Branches
1. Fleet Financial       $4,764   20.5%      39        1. Chase Manhattan       $4,211   16.9%        46
2. Chase Manhattan        3,908   16.8       43        2. Dime Bancorp           4,105   16.5         21
3. North Fork             2,241    9.6       47        3. Republic New York      3,670   14.8         25
   Astoria - Pro Forma    2,040    8.8       26        4. GreenPoint Financial   2,903   11.7         16
4. LISB                   1,564    6.7       20        5. Citicorp               2,118    8.5         18
5. Bank of New York       1,402    6.0       49           Astoria - Pro Forma    1,337    5.4         11
   Total                $23,276             381           Total                $24,863               236


Source: Company data, SNL Securities. Data as of 6/30/97 adjusted for pending acquisitions


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Astoria Financial                       - 12 -                       Long Island
Corporation                                                            Bancorp

WELL-BALANCED ORIGINATION SOURCES
________________________________________________________________________________

LOAN ORIGINATIONS BY DELIVERY CHANNEL
($ in billions)

                                   Retail       Wholesale        Total
                                   ------       ---------        -----
Fiscal 1997:
     Astoria                       $0.3           $1.0           $1.3
     LISB                           1.5            0.7            2.2
                                   ----           ----           ----
     Combined                       1.8            1.7            3.5
                                   ====           ====           ====
Projected Fiscal 1998:
     Astoria                        0.3            1.1            1.4
     LISB                           1.8            0.8            2.6
                                   ----           ----           ----
     Combined                       2.1            1.9            4.0
                                   ====           ====           ====
Projected Fiscal 1999:
     Astoria                        0.4            1.1            1.5
     LISB                           2.6            0.8            3.4
                                   ----           ----           ----
     Combined                       3.0            1.9            4.9
                                   ====           ====           ====


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Astoria Financial                       - 13 -                       Long Island
Corporation                                                            Bancorp

Attractive Financial Results
________________________________________________________________________________

o    3.6% and 6.7% accretive to GAAP EPS in 1999 and 2000, respectively

o    Annual expense savings in excess of $50 million pre-tax
     o Represents 50% of LISB's projected 1998 general and administrative expense base
     o  At least 75% of all cost saves to be realized within 3 months of closing

o    Efficient deployment of excess capital/incremental cash

o    No revenue enhancements assumed



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Astoria Financial                       - 14 -                       Long Island
Corporation                                                            Bancorp

Attractive EPS Accretion(a)
________________________________________________________________________________

($ in millions, except per share data)


                                                  1998P      1999P        2000P
Astoria Estimated Net Income to Common(b)         $87.7      $93.8        $101.7
LISB Estimated Net Income to Common(b)             53.4       57.4          61.7
    Total Estimated Net Income to Common          141.1      151.2         163.3
After-Tax Cost Savings                              1.9       27.7          32.1
After-Tax Earnings on Incremental Cash/Capital(c)   7.8       28.0          44.2
    Pro Forma Net Income to Common               $150.7     $206.9        $239.6
Stand Alone EPS(b)                                $3.40      $3.75         $4.19
Pro Forma EPS(d)                                             $3.89         $4.48
    % Accretion/(Dilution) to First Call                      3.6%          6.7%
    % EPS Growth                                               14%           15%


(a) Excludes anticipated transaction-related charge
(b) Based on First Call estimates for 1998 and 199 (calendarized for LISB). 2000 estimate based on earnings growth rates of 11.9% and 10.3% for Astoria and LISB, respectively
(c) See page 17
(d) Based on 53.0 million pro forma shares outstanding in 1998, 53.2 million in 1999 and 53.5 million in 2000


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Astoria Financial                       - 15 -                       Long Island
Corporation                                                            Bancorp

Estimated Expense Reductions
________________________________________________________________________________



o    50% of LISB's projected 1998 expense base

          ($ in millions)                    Total

          Corporate Operations                $19

          Administration/Finance                8

          Lending                              12

          Retail Banking                       13

               Pre-Tax Cost Savings           $52

               After-Tax Cost Savings         $29



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Astoria Financial                       - 16 -                       Long Island
Corporation                                                            Bancorp

One-Time Transaction-Related Charges
________________________________________________________________________________



     ($ in millions)                         Total

     Severance and Management Payments        $26

     Advisory and Professional Fees            22

     Facilities, Equipment and Contracts       43

     Conversions                                6

     Other                                      7

          Pre-Tax Charge                     $104

          After-Tax Charge                    $75




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Astoria Financial                       - 17 -                       Long Island
Corporation                                                            Bancorp

Earnings on Incremental Cash/Capital
________________________________________________________________________________

 ($ in millions)

                                                  1998E     1999E     2000E
Average Incremental Capital resulting from:
     LISB Excess Equity(a)                        $54.7     $218.6    $218.6
     Suspension of Buyback Programs(b)             45.2      140.6     246.9
     Pro Forma Cost Savings                         0.2       15.7      45.6
     Transaction Charge                           (18.8)     (75.0)    (75.0)
                                                  -----      -----     -----
       Total Incremental Capital                   81.3      300.0     436.1

Average Incremental Cash Resulting from:
     Suspension of Buyback Programs(b)             45.2      140.6     246.9
     Pro Forma Cost Savings                         0.2       14.2      41.1
     Transaction Charge                           (14.0)     (55.9)    (55.9)
                                                  -----      -----     -----
       Total Incremental Cash                      31.4       98.9     232.1

After-Tax Earnings on:
     Deployment of Incremental Capital(c)           6.5       24.0      34.9
     Reinvestment of Incremental Cash(d)            1.3        4.0       9.3
                                                   ----      -----     -----
       Total Earnings on Incremental Cash/Capital  $7.8      $28.0     $44.7
                                                   ====      =====     =====


(a) LISB tangible equity in excess of a tangible capital ratio of 5.5%
(b) Based on analyst estimates of buyback programs
(c) Deployed at 8.0% after-tax return
(d) Reinvested at 4.0% after-tax


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Astoria Financial                       - 18 -                       Long Island
Corporation                                                            Bancorp

Additional Value Elements
________________________________________________________________________________

Shareholders of Combined Company Stand to Realize
Substantial Upside from Combined Goodwill Litigation Claims


($ in millions)          Approximate Supervisory Goodwill in Late 1989


                            $135      $500          $635
                            Astoria   LISB      Combined Amount


                 [BAR GRAPH DEPICTING ADDITIONAL VALUE ELEMENTS]




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Astoria Financial                       - 19 -                       Long Island
Corporation                                                            Bancorp

Additional Value Elements
________________________________________________________________________________

Goodwill Litigation Upside May Be Even Greater
Based on Current Market Indicators


($ in millions)               Total Value Implied by Market

                                     Estimated           After-tax
                                    Supervisory        Value Implied
                                     Goodwill            by Market
                                   in Late 1989         Instrument



               CALG2(a)               $485                $435

               CCPR2(a)               $299                $348

Astoria/LISB
Pro Forma      Based on CALG2         $635                $569

Astoria/LISB
Pro Forma      Based on CCPR2         $635                $739


     (a) Based on closing prices for CALG2 and CCPR2 market instruments as of 4/2/98



                 [BAR GRAPH DEPICTING ADDITIONAL VALUE ELEMENTS]




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Astoria Financial                       - 20 -                       Long Island
Corporation                                                            Bancorp

Value Created Based on Market Indicators
________________________________________________________________________________

                                      $69.78      $72.28     $80.24     $83.29
Approximate Additional
  Value for LISB
  Supervisory Goodwill        --       $8.00      $10.50      $9.20     $12.28


Astoria Stock Price        $61.78     $61.78      $61.78     $71.04     $71.04


                           Astoria    Astoria     Astoria    LISB       LISB
                           Stock      Value       Value      Deal       Deal
                           Price(a)   Based on    Based on   Value      Value
                                      CALG2(b)    CCPR2(b)   Based on   Based on
                                                             CALG2      CCPR2


(a) Based on Astoria's average closing stock price of $61.78 for the five trading days ended 4/2/98
(b)  Based on closing prices for CALG2 and CCPR2 market instruments as of 4/2/98


         [BAR GRAPH DEPICTING VALUE CREATED BASED ON MARKET INDICATORS]









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Astoria Financial                       - 21 -                       Long Island
Corporation                                                            Bancorp

Low Risk In-Market Transaction
________________________________________________________________________________



o    50% estimated cost savings
      o  Key areas identified as part of due diligence

o    In-market transaction
      o  Currently 6 branch closures anticipated

o    Astoria has a proven consolidation track record

o    Both companies have assets with strong credit quality

o    Year 2000 systems compliance well underway


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Astoria Financial                       - 22 -                       Long Island
Corporation                                                            Bancorp

Proven Successful Consolidation History
________________________________________________________________________________

Recent Astoria Acquisitions

($ in millions)

     Greater New York (1997)                 Fidelity New York (1995)

Cost Savings Promised:  45%/$24           Cost Savings Promised:  30%/$7

Cost Savings Achieved:  45%/$24           Cost Savings Achieved:  30%/$7

Deposits Acquired:       $1,601           Deposits Acquired:      $1,053

Branches Acquired:         14             Branches Acquired:        18

Date Acquisition                          Date Acquisition
Closed:                 9/30/97           Closed:                 1/31/95

Date of Systems                           Date of Systems
Conversion:             10/13/97          Conversion:             2/21/95


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Astoria Financial                       - 23 -                       Long Island
Corporation                                                            Bancorp

Value Proposition
________________________________________________________________________________

Strong Stock Price Performance Driven by Superior
Operating Fundamentals and Successful Acquisitions





                    [LINE GRAPH DEPICTING VALUE PROPOSITION]




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Astoria Financial                       - 24 -                       Long Island
Corporation                                                            Bancorp

Value Proposition(a)
________________________________________________________________________________

($ in millions)

                                                                   Tang.                        Estimated
                                                                  Common                       Supervisory
                         Market       Total                       Equity/          1998         Goodwill
                         Cap.(b)      Assets       Deposits     Tang. Assets(c)    P/E(b)        Amount
Astoria - Pro Forma(d)   $3,247       $16,601      $9,963          7.0%           17.7x           $635

North Fork                3,756        10,094       6,320          7.5            19.4              -
Dime                      3,505        21,848      13,847          5.0            17.8             515
GreenPoint                3,148        13,084      10,973          5.5            17.7              -
Sovereign                 3,008        17,744       9,568          4.0            14.8            N.A.
People's Bank (CT)        2,519         8,883       6,405          8.6            23.2              -
People's Heritage         2,168         9,669       6,745          5.3            16.9              -
Webster                   1,334         9,177       5,736          4.8            16.0              -
Roslyn                    1,058         3,601       1,942         17.4            21.5              -




(a) Pro Forma for all material pending acquisitions
(b) Based on prices as of 4/2/98; P/E multiples based on First Call estimates as of 4/2/98
(c) As of 12/31/97; for comparable companies not adjusted for pending acquisitions; for Astoria, ratio reflects stand-alone EPS estimate
(d) Before acquisition adjustments


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Astoria Financial                       - 25 -                       Long Island
Corporation                                                            Bancorp

Value Proposition - Cash Items
________________________________________________________________________________

Income Statement for the Quarter Ended
December 31, 1997
($ in millions)                           Astoria        LISB       Pro Forma(a)

  Net Income                              $20,931      $13,182         $41,238
    Amortization of Intangibles             4,934          108           5,042
    ESOP and RRP Expense (incl. tax
    benefit                                 4,909        1,248           6,157
                                          -------      -------         -------
    Total Non-Cash Items                    9,843        1,356          11,199
  Cash Net Income                         $30,774      $14,538         $52,437

     ROAA                                    0.81%        0.87%           1.00%
     ROAE                                    9.3          9.6            11.4
     Cash ROAA                               1.19         0.96            1.28
     Cash ROAE                              13.7         10.6            14.5
     Cash Return on Avg. Tangible Equity    19.3         10.7            17.8
     Cash Efficiency Ratio                  39.4         53.0            32.7

(a) Adjusted for fully phased-in cost savings


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Astoria Financial                       - 26 -                       Long Island
Corporation                                                            Bancorp

________________________________________________________________________________












                                    Appendix









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Astoria Financial                       - 27 -                       Long Island
Corporation                                                            Bancorp

Pro Forma Balance Sheet Data
________________________________________________________________________________




At December 31, 1997
($ in millions)

                              Astoria        LISB           Pro Forma

Loans, Net                    $4,305        $3,487           $7,792
MBS                            4,062         1,711            5,773
Intangibles                      258             5              263
Total Assets                  10,528         6,073           16,601
Deposits                       6,221         3,742            9,963
Borrowings                     3,273         1,614            4,887
Common Equity                    849           557            1,406
Preferred Equity                  50             -               50
Book Value/Share              $32.42        $23.19           $26.13
Tangible Book Value/Share     $22.57        $22.98           $21.24

(a) Before acquisition adjustments


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Astoria Financial                       - 28 -                       Long Island
Corporation                                                            Bancorp

Pro Forma Asset Quality Data
________________________________________________________________________________




At December 31, 1997
($ in millions)

                              Astoria        LISB           Pro Forma

Non-Performing Loans (NPLs)   $42.8          $45.9            $88.7
REO                            16.3            7.9             24.2
Non-Performing Assets (NPAs)   59.1           53.8            112.9
Loan Loss Reserve              40.0           33.7             73.7


NPAs/Assets                     0.56%          0.89%            0.68%
Reserves/Loans                  0.93           0.91             0.92
Reserves/NPLs                  93.46          73.42            83.09



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Astoria Financial                       - 29 -                       Long Island
Corporation                                                            Bancorp